EXHIBIT 10(g)

FIRST AMENDMENT

TO

EMPLOYMENT AGREEMENT

WHEREAS, Seacoast Financial Services Corporation, a Massachusetts corporation (the “Holding Company”) and the parent company for Compass Bank for Savings, a Massachusetts chartered savings bank, with its executive offices in New Bedford, Massachusetts (the “Bank,” and together with the Holding Company, the “Employers”) and Kevin G. Champagne of New Bedford, Massachusetts (the “Executive”) are parties to that certain Employment Agreement dated November 20, 1998 (the “Employment Agreement”); and

WHEREAS, the Employers and the Executive desire to amend the Employment Agreement in accordance with Section 15.10 thereof;

NOW, THEREFORE, the Employers and the Executive, intending to the legally bound, do hereby agree to amend the Employment Agreement as follows:

1. Section 7.4 of the Employment Agreement is amended by adding the following subsection 7.4(j) to the end of subsection 7.4(i) thereof:

“(j) The relocation of the Executive’s place of employment to a location more than 35 miles from each of (x) the Employers’ present main offices and (y) the Executive’s residence.”

2. Section 9.2 of the Employment Agreement is amended by deleting such section thereof in its entirety and replacing it with the following:

“9.2 Lump Sum Severance Payment. A lump sum severance payment equal to three times the average of the sum of the Executive’s W-2 compensation plus contributions made on the Executive’s behalf to the Bank’s Employee Stock Ownership Plan and 401(k) Plan for the three calendar years preceding the date of termination.”

3. Section 9.4 of the Employment Agreement is amended by deleting such section thereof in its entirety.

4. Except as so amended, the Employment Agreement in all other respects is hereby confirmed.

IN WITNESS WHEREOF, the Holding Company and the Executive have executed this Amendment as of the 4th day of December, 2003.

SEACOAST FINANCIAL SERVICES CORPORATION

By:	/S/ FRANCIS S. MASCIANICA, JR.
Title: Treasurer

EXECUTIVE

/S/ KEVIN G. CHAMPAGNE
Kevin G. Champagne